Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Mark A. Casale, President, Chief Executive Officer and Chairman of Essent Group Ltd. (the “Company”), and David B. Weinstock, Vice President, Chief Accounting Officer and Interim Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)                                 the Annual Report on Form 10-K of the Company for the year ended December 31, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                 the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 17, 2023

/s/ MARK A. CASALE
Mark A. Casale
President, Chief Executive Officer and Chairman

/s/ DAVID B. WEINSTOCK
David B. Weinstock
Vice President, Chief Accounting Officer and Interim Chief Financial Officer